UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event report): May 18, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2014, the Audit Committee of the Board of Directors of Par Petroleum Corporation (the “Company”), concluded, after discussion with the Company’s management and independent registered public accounting firm, Deloitte & Touche LLP, that the Company’s financial statements for the year ended December 31, 2013, and the report of Deloitte & Touche LLP included in the Company’s Annual Report on Form 10-K, originally filed with the Securities and Exchange Commission (“SEC”) on March 31, 2014, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2014 (collectively, the “Original Form 10-K”), should no longer be relied upon. On that date, the Audit Committee also determined that the unaudited pro forma combined statement of operations for the year ended December 31, 2013, included in the Company’s Current Report on Form 8-K originally filed with the SEC on April 30, 2014 (the “Original Form 8-K”), should no longer be relied upon.

In connection with the preparation of the Company’s Form 10-Q for the three months ended March 31, 2014, (the “First Quarter 2014 Form 10-Q”), the Company’s management became aware that the Company’s financial statements for the year ended December 31, 2013, included in the Original Form 10-K, and upon which the pro formas contained in the Original Form 8-K were based, contained a miscalculation of the Company’s crude inventory volumes on hand as of December 31, 2013, because it did not appropriately consider an adjustment to the measurements taken during the physical inventory that occurred on December 31, 2013. The Company determines its crude inventory and its obligations under its supply and exchange agreements based on physical inventory measurements each period. The miscalculation of crude inventory volumes resulted in an overstatement of the Company’s inventory, accounts receivable and obligations under its supply and exchange agreements and an understatement of the Company’s cost of revenues and net loss of $8 million to $15 million for the year ended December 31, 2013. Accordingly, the Company will restate its financial statements for the year ended December 31, 2013, included in the Original Form 10-K and will restate the unaudited pro forma combined statement of operations for the year ended December 31, 2013 included in the Original Form 8-K. We do not believe the correction will impact total cash flow used in operations.

The Company and its independent registered public accounting firm are continuing their procedures related to the restatement of the financial statements for the year ended December 31, 2013. Because the opening balance sheet is affected, the Company was unable to file its First Quarter 2014 Form 10-Q within the extension period provided by Rule 12b-25. The Company intends to include restated financial statements for the year ended December 31, 2013 in the Company’s Amendment No. 2 on Form 10-K/A (the “Amended Form 10-K”), which will amend and restate certain portions of the Original Form 10-K. The Company also intends to include a restated unaudited pro forma combined statement of operations in the Company’s Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”), which will amend and restate portions of Original Form 8-K. The Company will file the Amended Form 10-K, the First Quarter 2014 Form 10-Q and the Amended Form 8-K with SEC as soon as practicable.

The Audit Committee of the Company has discussed the matters disclosed on this Current Report on Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

The Company, under the supervision of its Audit Committee, is inquiring into the circumstances relating to the above-referenced miscalculation to assure that there are no other financial reporting or disclosure control items that may be of concern. To date the results of this inquiry indicate that, apart from the adjustments discussed in this Current Report on Form 8-K, no other adjustments to the Company’s previously issued financial statements appear necessary.

In connection with the restatement of the Company’s financial statements for the year ended December 31, 2013, included in the Original Form 10-K, the Company’s management will revise its management’s report on internal control over financial reporting. When reevaluating its assessment of internal controls over financial reporting, the Company’s management will consider the miscalculation of the crude inventory volumes on hand as of December 31, 2013. The physical measurements of the tanks were not appropriately adjusted on a comparative basis to prior inventory measurements. The Company’s management has already concluded that it had an additional material weakness because it did not have appropriate controls in place to ensure inventory measurements were calculated correctly.

Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the impact of the miscalculation of the Company’s crude inventory volumes on hand as of December 31, 2013 on the amount of the overstatement of the Company’s inventory, accounts receivable and obligations under its supply and exchange agreements and the amount of the understatement of the Company’s cost of revenues and net loss for the year ended December 31, 2013; any delay in the filing of the Amended Form 10-K, the Amended Form 8-K or the First Quarter 2014 Form 10-Q with the SEC; the timing and results of the ongoing review of the circumstances relating to the above-referenced miscalculation and the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements, the adverse effects on the Company’s business as a result of the restatement process or increased regulatory, media or financial reporting issues; the initiation of legal proceedings; and the volatility of the Company’s stock price. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, as amended. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 7.01 Regulation FD Disclosure.

On May 21, 2014, Par Petroleum Corporation (the “Company”) issued a press release announcing a non-reliance statement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated May 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: May 21, 2014	/s/ Brice Tarzwell
Brice Tarzwell
Chief Legal Officer

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